CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Operating expenses
Depreciation	$ (130)	$ (118)
Exploration and evaluation expenditures	(48,170)	(38,068)
General and administrative expenses	(1,223)	(669)
Marketing	(377)	(689)
Professional fees	(841)	(311)
Remuneration	(1,963)	(1,587)
Share-based compensation	(1,461)	(2,845)
Total operating expense	(54,165)	(44,287)
Other income (expense)
Gain on disposal of mineral property		49
Foreign exchange loss	(7,226)	(1,031)
Interest expense	(34)	(44)
Interest income	1,493	759
Loss before income taxes	(59,932)	(44,554)
Income tax expense	0	(113)
Loss and comprehensive loss for the year	$ (59,932)	$ (44,667)
Basic and diluted comprehensive loss per common share (in dollars per share)	$ (0.49)	$ (0.50)
Weighted average number of common shares outstanding (in shares)	123,032	88,617